UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) August 20, 2013

CNH EQUIPMENT TRUST 2013-C
CNH CAPITAL RECEIVABLES LLC
CNH CAPITAL AMERICA LLC

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation)

333-185337	39-1995297 (CNH Capital Receivables LLC)
333-185337-03	46-6940316 (CNH Equipment Trust 2013-C)
(Commission File Number)	(IRS. Employer Identification No.)

6900 Veterans Boulevard, Burr Ridge, Illinois	60527
(Address of Principal Executive Offices)	(Zip Code)

(630) 887-5451

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into Material Definitive Agreement

On or about August 29, 2013, CNH Equipment Trust 2013-C (the “Trust”) will publicly issue $165,000,000 of Class A-1 Asset Backed Notes (the “Class A-1 Notes”), $250,000,000 of Class A-2 Asset Backed Notes (the “Class A-2 Notes”), $223,000,000 of Class A-3 Asset Backed Notes (the “Class A-3 Notes”), $100,500,000 of Class A-4 Asset Backed Notes (the “Class A-4 Notes”) and $17,000,000 of Class B Asset Backed Notes (the “Class B Notes”, and together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the “Notes”) pursuant to the registration statement filed with the Securities and Exchange Commission on Form S-3 (File No. 333-185337) on December 7, 2012 (as amended by pre-effective amendment no. 1 on January 16, 2013 and pre-effective amendment no. 2 on January 28, 2013).

The lead managers for the issuance of the Notes will be Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., and Rabo Securities USA, Inc. (the “Representatives”). In connection with the offering described above, as described in the Prospectus Supplement dated August 20, 2013 (the “Prospectus Supplement”) and the Prospectus dated August 14, 2013 (the “Base Prospectus”, and together with the Prospectus Supplement, the “Prospectus”), which will be filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(5), the Registrant is filing under Item 9.01(d) the final forms of the Underwriting Agreement dated August 20, 2013 (the “Underwriting Agreement”), among the parties listed in Item 9.01(d) below, and Trust Agreement dated as of August 1, 2013 (the “Trust Agreement”), among the parties listed in Item 9.01(d) below.  The Underwriting Agreement and the Trust Agreement are described more fully in the Prospectus.

Item 8.01. Other Events

The Registrant is filing the other exhibits listed in Item 9.01(d) below in connection with the public issuance of the Notes by the Trust, described in the Prospectus.  These agreements will be entered into by the Trust and/or the Registrant on the closing date for the issuance of the Notes and such agreements are more fully described in the Prospectus.  Any material relationships among the Registrant or its affiliates and the parties to such agreements are described in the Prospectus.

Item 9.01. Financial Statements and Exhibits

(a)                                 Not applicable

(b)                                 Not applicable

(c)                                  Not applicable

(d)                                 Exhibits

Exhibit No.	Document Description
1.1

Underwriting Agreement, dated August 20, 2013, among CNH Capital Receivables LLC, CNH Capital America LLC, and Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., and Rabo Securities USA, Inc., as representatives of the several underwriters

4.1	Indenture, to be dated as of August 1, 2013, between CNH Equipment Trust 2013-C and Deutsche Bank Trust Company Americas, as indenture trustee

4.2	Trust Agreement, dated as of August 1, 2013, between CNH Capital Receivables LLC and Wilmington Trust Company, as trustee

4.3	Sale and Servicing Agreement, to be dated as of August 1, 2013, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2013-C

4.4	Purchase Agreement, to be dated as of August 1, 2013, between CNH Capital America LLC and CNH Capital Receivables LLC

4.5

Administration Agreement, to be dated as of August 1, 2013, among CNH Equipment Trust 2013-C, New Holland Credit Company, LLC, Wilmington Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as indenture trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES LLC, as depositor

By:	/s/ Thomas N. Beckmann
Name:	Thomas N. Beckmann
Title:	Assistant Treasurer

Dated: August 23, 2013

INDEX TO EXHIBITS

Exhibit No.	Document Description
1.1

Underwriting Agreement, dated August 20, 2013, among CNH Capital Receivables LLC, CNH Capital America LLC, and Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., and Rabo Securities USA, Inc., as representatives of the several underwriters

4.1	Indenture, to be dated as of August 1, 2013, between CNH Equipment Trust 2013-C and Deutsche Bank Trust Company Americas, as indenture trustee

4.2	Trust Agreement, dated as of August 1, 2013, between CNH Capital Receivables LLC and Wilmington Trust Company, as trustee

4.3	Sale and Servicing Agreement, to be dated as of August 1, 2013, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2013-C

4.4	Purchase Agreement, to be dated as of August 1, 2013, between CNH Capital America LLC and CNH Capital Receivables LLC

4.5

Administration Agreement, to be dated as of August 1, 2013, among CNH Equipment Trust 2013-C, New Holland Credit Company, LLC, Wilmington Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as indenture trustee